Exhibit 1.1

[_____] Shares of Class A Common Stock

The Real Good Food Company, Inc.

UNDERWRITING AGREEMENT

[_____], 2021

JEFFERIES LLC

WILLIAM BLAIR & COMPANY, L.L.C.

As Representatives of the several Underwriters

c/o JEFFERIES LLC

520 Madison Avenue

New York, New York 10022

c/o WILLIAM BLAIR & COMPANY, L.L.C.

150 North Riverside Plaza

Chicago, Illinois 60606

Ladies and Gentlemen:

Introductory. The Real Good Food Company, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of [_____] shares of its Class A common stock, par value $0.0001 per share (the “Shares”). The [_____] Shares to be sold by the Company are called the “Firm Shares.” In addition, the Company has granted to the Underwriters an option to purchase up to an additional [_____] Shares and the stockholder of the Company named in Schedule B (the “Selling Stockholder”) has granted to the Underwriters an option to purchase up to an additional [_____] Shares, all as provided in Section 2. The additional [_____] Shares which may be sold by the Company and the additional [_____] Shares which may be sold by the Selling Stockholder pursuant to such option are collectively called the “Optional Shares.” The Firm Shares and, if and to the extent such option is exercised, the Optional Shares are collectively called the “Offered Shares.” Jefferies LLC (“Jefferies”) and William Blair & Company, L.L.C. (“William Blair”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Shares.

The Shares to be outstanding after giving effect to the sales contemplated hereby and the Reorganization Transactions (as defined herein), together with the shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of the Company are hereinafter referred to as the “Common Stock”.

In connection with the offering contemplated by this Underwriting Agreement (this “Agreement”), the Company will become the sole managing member of Real Good Foods, LLC, a Delaware limited liability company (“RGF LLC”), and will directly own a [____]% membership interest of RGF LLC, assuming no exercise of the option to purchase Additional Shares described in Section 2 hereof.

To the extent the context requires, any reference in this Agreement to the “Reorganization Transactions” shall have the meanings ascribed to the term the “Reorganization” in the Prospectus (as defined below). In connection with the offering contemplated by this Agreement and the Reorganization Transactions, (a) the Company will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with all of RGF LLC’s members (the “Members”); (b) the Company will enter into a registration rights agreement with RGF LLC and the Members (the “Registration Rights Agreement”); (c) the Company will enter into an exchange agreement with RGF LLC and the Members (the “Exchange Agreement”); (d) the holders (the “Holders”) of the Company’s outstanding convertible promissory notes (the “Notes”) will receive shares of Class A Common Stock and Class B Common Stock upon the automatic conversion of the Notes, (e) RGF LLC will amend and restate its operating agreement to (i) appoint the Company as the sole managing member of RGF LLC; (ii) replace the membership interests currently held by the Members such that (1) all the Class A units in RGF LLC will be owned exclusively by the Company and (2) all the Class B units of RGF LLC will be owned exclusively by the Members in proportion to their percentage of ownership interests in RGF LLC immediately prior to the completion of the offering contemplated by this Agreement and by the Holders following the conversion of the Notes (as so amended and restated, the “RGF LLC Agreement”); (f) the Company will issue Class B Common Stock such that the Class B Common Stock will be owned exclusively by the Members in proportion to their percentage ownership in RGF LLC immediately prior to the completion of the offering contemplated by this Agreement and by the Holders following the conversion of the Notes; (g) the Company will amend and restate its certificate of incorporation (as so amended and restated, the “Amended and Restated Charter”) and (h) the Company will use the net proceeds the offering of the Offered Shares to purchase newly issued Class A units of RGF LLC pursuant to a subscription agreement (the “Subscription Agreement”).

This Agreement, the RGF LLC Agreement, the Amended and Restated Charter, the Tax Receivable Agreement, the Registration Rights Agreement and the Subscription Agreement are collectively referred to herein as the “Transaction Documents.”

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1, File No. 333-260204, which contains a form of prospectus to be used in connection with the public offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered Shares is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus, in the form first used by the Underwriters to confirm sales of the Offered Shares or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act, is called the “Prospectus.” The preliminary prospectus dated [_____], describing the Offered Shares and the offering thereof is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus in preliminary form that describes the Offered Shares and the offering thereof and is used prior to the filing of the Prospectus is called a “preliminary prospectus.” As used herein, “Applicable Time” is [_____] p.m. (New York City time) on [_____], 2021. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus together with the free writing prospectuses, if any, identified in Schedule C hereto. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). As used herein, “Testing-the-Waters Communication” means each written or oral communication made in reliance on Section 5(d) of the Securities Act or Rule 163B of the Securities Act, by the Company or any person authorized to act on behalf of the Company to one or more potential investors that are qualified institutional buyers (“QIBs”) and/or institutions that are accredited investors (“IAIs”), as such terms are respectively defined in Rule 144A and Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in the Offered Shares; “Written Testing-the-Waters Communication” means any Testing- the-Waters Communication that is a written communication (within the meaning of Rule 405 under the Securities Act); “Marketing Materials” means any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically); and “Permitted Testing-the-Waters Communication” means the Written Testing-the-Waters Communication(s) and Marketing Materials listed on Schedule D attached hereto.

All references in this Agreement to (i) the Registration Statement, any preliminary prospectus (including the Preliminary Prospectus), or the Prospectus, or any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 3(o) of this Agreement.

In the event that the Company has only one subsidiary, then all references herein to “subsidiaries” of the Company shall be deemed to refer to such single subsidiary, mutatis mutandis.

Each of the Company, RGF LLC and the Selling Stockholder hereby confirms its respective agreements with the Underwriters as follows:

Section 1.

A. Representations and Warranties of the Company and RGF LLC. Each of the Company and RGF LLC, jointly and severally, hereby represents, warrants and covenants to each Underwriter, as of the date of this Agreement, as of the First Closing Date (as hereinafter defined) and as of each Option Closing Date (as hereinafter defined), if any, as follows:

(a) Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

(b) Disclosure. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the First Closing Date (as defined in Section 2) and at each applicable Option Closing Date (as defined in Section 2), will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of its date, did not, and at the First Closing Date and at each applicable Option Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 9(b) below (the “Underwriter Information”). There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that have not been described or filed as required.

(c) Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Offered Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission, retention and legending, as applicable, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus unless such information has been superseded or modified as of such time. The representations and warranties set forth in the preceding sentence do not apply to statements in or omissions from any free writing prospectus made in reliance upon and in conformity with the Underwriter Information. Except for the free writing prospectuses, if any, identified in Schedule C, and electronic road shows, if any, furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the prior written consent of the Representatives, prepare, use or refer to, any free writing prospectus. Each Road Show, when considered together with the Time of Sale Prospectus, did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Distribution of Offering Material By the Company. Prior to the later of (i) the expiration or termination of the option granted to the several Underwriters in Section 2, (ii) the completion of the Underwriters’ distribution of the Offered Shares and (iii) the expiration of 25 days after the date of the Prospectus, the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Time of Sale Prospectus, the Prospectus, any free writing prospectus reviewed and consented to by the Representatives, the free writing prospectuses, if any, identified on Schedule C hereto, and any Permitted Testing-the-Waters Communications.

(e) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company and RGF LLC.

(f) Transaction Documents. Each of the other Transaction Documents has been duly authorized and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute the valid and legally binding obligations of the Company and RGF LLC, as applicable, enforceable in accordance with its terms, (i) subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (ii) with respect to provisions regarding indemnity, contribution and exculpation, except to the extent such provisions may not be enforceable due to applicable law or principles of public policy. Each of the Transaction Documents conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The Reorganization Transactions conform in all material respects to the descriptions thereof in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(g) Authorization of the Offered Shares, Class B Common Stock and Membership Interests of RGF LLC. The Offered Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Offered Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Offered Shares. The shares of Class B Common Stock to be issued by the Company pursuant to the Reorganization Transactions have been duly authorized for issuance and sale pursuant to the Transaction Documents, and, when issued and delivered by the Company against payment therefor pursuant to the Transaction Documents, will be validly issued, fully paid and non-assessable, and the issuance and sale of the shares of Class B Common Stock is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase shares of Class B Common Stock. All of the membership interests of RGF LLC outstanding as of the First Closing Date have been duly authorized and, after giving effect to the Reorganization Transactions, will be validly issued, and to the extent owned by the Company, will be owned free and clear of any liens, encumbrances or claims.

(h) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Stockholder with respect to the Offered Shares included in the Registration Statement, except for such rights as have been duly waived.

(i) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected, individually or in the aggregate, to result in a material adverse change, in (A) the condition, financial or otherwise, or in the earnings, business, properties, operations, operating results, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company or RGF LLC or (B) the ability of the Company and RGF LLC to consummate the transactions contemplated by this Agreement or perform their respective obligations hereunder (any such change being referred to herein as a “Material Adverse Change”); (ii) neither the Company nor RGF LLC has incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company or RGF LLC, nor have the Company or RGF, LLC entered into any material transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or RGF LLC, and there has been no dividend or distribution of any kind declared, paid or made by the Company or RGF LLC, except for any repurchase or redemption by the Company or RGF LLC of any class of capital stock.

(j) Independent Accountants. Grant Thornton LLP, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is (i) an independent registered public accounting firm as required by the Securities Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and the rules of the Public Company Accounting Oversight Board (“PCAOB”), (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(k) Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the consolidated financial position of the Company and RGF LLC as of the dates indicated and the results of their operations, changes in stockholders’ equity and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and except in the case of unaudited interim financial statements, which are subject to normal and recurring year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission. No other financial statements or supporting schedules are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus. The financial data set forth in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Prospectus Summary—Summary Financial and Other Data” and “Capitalization” fairly present, in all material respects, the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The pro forma combined and consolidated financial statements of the Company and RGF LLC and the related notes thereto included under the caption “Unaudited Pro Forma Combined and Consolidated Financial Data” and elsewhere in the Registration Statement, the Time of Sale Prospectus or the Prospectus fairly present, in all material respects, the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, any preliminary prospectus, the Prospectus and any free writing prospectus, that constitute non-GAAP financial measures (as defined by the rules and regulations under the Securities Act and the Exchange Act) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, as applicable. To the Company’s and RGF LLC’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l) Company’s Accounting System. Each of the Company and RGF LLC makes and keeps accurate books and records and maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(m) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. Each of the Company and RGF LLC has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company and RGF LLC is made known to the Company’s principal executive officer and principal financial officer by others within the Company and RGF LLC, as applicable; and (ii) are effective in all material respects to perform the functions for which they were established. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, since the end of the Company’s and RGF LLC’s most recent audited fiscal year, there have been no material weaknesses in the Company’s or RGF LLC’s internal control over financial reporting (whether or not remediated) and no change in the Company’s or RGF LLC’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s and RGF LLC’s internal control over financial reporting. Neither the Company nor RGF LLC is aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s or RGF LLC’s internal control over financial reporting.

(n) Incorporation and Good Standing of the Company and RGF LLC. Each of the Company and RGF LLC has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has the corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement and the other Transaction Documents. Each of the Company and RGF LLC is duly qualified as a foreign corporation or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which the conduct of business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(o) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company and the authorized, issued and outstanding membership interests of RGF LLC is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans, pursuant to the Exchange Agreement, or upon the exercise of outstanding options or warrants, in each case described in the Registration Statement, the Time of Sale Prospectus and the Prospectus). The shares of Common Stock (including the Offered Shares) and the membership interests of RGF LLC conform in all material respects to the respective description thereof contained in the Time of Sale Prospectus. All of the issued and outstanding shares of Common Stock (including those owned by and to be offered by the Selling Stockholder) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. None of the outstanding shares of Common Stock and none of the membership interests of RGF LLC was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or RGF LLC other than those described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The descriptions of the Company’s stock option and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(p) Stock Exchange Listing. The Offered Shares have been approved for listing on The Nasdaq Global Market (the “Nasdaq”), subject only to official notice of issuance.

(q) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor RGF LLC is in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or RGF LLC is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. Each of the Company’s and RGF LLC’s execution, delivery and performance of this Agreement and the other Transaction Documents, consummation of the transactions contemplated hereby and by the other Transaction Documents and by the Registration Statement, the Time of Sale Prospectus and the Prospectus, and the issuance and sale of the Offered Shares (including the use of proceeds from the sale of the Offered Shares as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Use of Proceeds”) (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, operating agreement or similar organizational documents, as applicable, of the Company or RGF LLC (ii) will not conflict with or constitute a breach of, or a Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or RGF LLC pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or RGF LLC. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s or RGF LLC’s execution, delivery and performance of this Agreement and the other Transaction Documents and consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Prospectus and the Prospectus, except such as have been obtained or made by the Company and/or RGF LLC and are in full force and effect under the Securities Act and such as may be required under applicable state securities or blue sky laws, or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or RGF LLC.

(r) Compliance with Laws. The Company and RGF LLC have been and are in compliance with all applicable laws, rules and regulations, except where failure to be in compliance would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(s) No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry or investigation brought by or before any legal or governmental entity now pending or, to the knowledge of the Company or RGF LLC, threatened, against or affecting the Company or RGF LLC, which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. No material labor dispute with the employees of the Company or RGF LLC, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company or RGF LLC, exists or, to the knowledge of the Company or RGF LLC, is threatened or imminent.

(t) Intellectual Property Rights. The Company and RGF LLC own, or have obtained valid and enforceable licenses for, the inventions, patent applications, patents, trademarks, trademark applications, trade names, service names, copyrights, copyrightable works, know-how (including trade secrets, data and other unpatented and/or unpatentable proprietary systems or procedures), domain names and other source indicators, software, proprietary or confidential information and all other worldwide intellectual property (collectively, “Intellectual Property”) described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by them or which are used in or necessary for the conduct of their respective businesses (“Company Intellectual Property”), and the conduct of their respective businesses has not and does not infringe, misappropriate or violate, in any material respect, the intellectual property rights of others, except where failure to own, possess, or acquire rights in, or the infringement, misappropriation, or violation of, such intellectual property rights would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. None of the Company Intellectual Property has been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part. To the Company’s or RGF LLC’s knowledge, (i) there are no third parties who have actual or contingent ownership rights to any Company Intellectual Property owned or purported to be owned by the Company or RGF LLC, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and (ii) there is no infringement, misappropriation, or violation by third parties of any Company intellectual property rights that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. There is no pending or, to the Company’s or RGF LLC’s knowledge, written threat of action, suit, proceeding, investigation or claim by any third party: (A) challenging or seeking to deny or restrict the Company’s or RGF LLC’s ownership rights in or to any Company Intellectual Property and the Company and RGF LLC are unaware of any facts which would form a reasonable basis for any such action, suit, proceeding, investigation or claim; (B) challenging the validity, enforceability or scope of any Company Intellectual Property, and the Company and RGF LLC are unaware of any facts which would form a reasonable basis for any such action, suit, proceeding, investigation or claim; or (C) asserting that the Company or RGF LLC has infringed, misappropriated, or violated, or is infringing, misappropriating or violating, or would, upon the commercialization of any product or service described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as under development, infringe, misappropriate or violate, any Intellectual Property of any person, in each case except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. The Company and RGF LLC have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or RGF LLC, as applicable, and all such agreements are in full force and effect, in each case except for any failure to comply or to be in force and effect that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. To the Company’s and RGF LLC’s knowledge, there are no material defects in any of the patents, patent applications, trademarks or trademark applications included in the Company Intellectual Property. The Company and RGF LLC have taken reasonable steps in accordance with normal industry practice to protect, maintain and safeguard the confidentiality of all Company Intellectual Property, except where failure to take such a step would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. The Company and RGF LLC have executed appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with their employees and consultants, except where the failure to do so would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. No employee or consultant of the Company or RGF LLC is in or has been in violation of any term of any employment or consulting contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s or consultant’s employment with the Company or RGF LLC, as applicable, except where such violation would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. To the Company’s knowledge, none of the Company Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or RGF LLC, as applicable, has been obtained or is being used by the Company or RGF LLC in violation of any contractual obligation binding on the Company or RGF LLC or any of their respective officers, directors or employees, consultants or otherwise in violation of the rights of any persons, except for any violation that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. Neither the Company nor RGF LLC is subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has the Company or RGF LLC entered into or become a party to any agreement made in settlement of any pending or threatened litigation, that materially restricts or impairs its use of any Company Intellectual Property. No governmental agency or body, university, college, other educational institution or research center owns, purports to own, has any other rights in, or has any option to obtain any rights in or to, any Company Intellectual Property.

(u) All Necessary Permits, etc. Each of the Company and RGF LLC possess such valid and current certificates, authorizations or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus (“Permits”), except where failure to possess such certificates, authorizations and permits would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. Neither the Company nor RGF LLC is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(v) Title to Properties. Neither the Company nor RGF LLC owns any real property. Each of the Company and RGF LLC has good and marketable title to all of the personal property and other assets reflected as owned in the financial statements referred to in Section 1(l) above (or elsewhere in the Registration Statement, the Time of Sale Prospectus or the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and except as would not reasonably be expected, individually or in the aggregate, to materially affect the value of such property or materially interfere with the use thereof. The real property, improvements, equipment and personal property held under lease by the Company or RGF LLC are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or RGF LLC.

(w) Tax Law Compliance. The Company and RGF LLC have filed all necessary federal, state and foreign income, franchise and other material tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company and RGF LLC have made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(l) above in respect of all federal, state and foreign income, franchise and other material taxes for all periods as to which the tax liability of the Company or RGF LLC has not been finally determined.

(x) Insurance. Each of the Company and RGF LLC are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company or RGF LLC against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and RGF LLC for product liability claims. Neither the Company nor RGF LLC has any reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. Neither the Company nor RGF LLC has been denied any insurance coverage which it has sought or for which it has applied.

(y) Compliance with Environmental Laws. Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change: (i) neither the Company nor RGF LLC is in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and RGF LLC have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or RGF LLC; and (iv) to the knowledge of the Company and RGF, LLC there are no events or circumstances that would reasonably be expected, individually or in the aggregate, to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or RGF LLC relating to Hazardous Materials or any Environmental Laws.

(z) ERISA Compliance. Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change, the Company and RGF LLC and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, RGF LLC or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or RGF LLC, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or RGF LLC, as applicable, is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, RGF LLC or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, RGF LLC or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, RGF LLC nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, RGF LLC or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(aa) Company Not an “Investment Company.” The Company is not, and will not be, either after receipt of payment for the Offered Shares, after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or after the Reorganization, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(bb) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor RGF LLC has taken, directly or indirectly, any action designed to or that would reasonably be expected, individually or in the aggregate, to cause or result in stabilization or manipulation of the price of the Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(cc) Related-Party Transactions. There are no related-party transactions involving the Company or RGF LLC or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that have not been described as required.

(dd) FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, RGF LLC, their respective officers and directors and, to the Company’s knowledge, the holders of any securities (debt or equity) or options to acquire any securities of the Company or RGF LLC in connection with the offering of the Offered Shares is true, complete, correct and compliant in all material respects with FINRA’s rules, and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules is true, complete and correct in all material respects.

(ee) Parties to Lock-Up Agreements. Each of the Company and RGF LLC has furnished to the Underwriters a letter agreement in the form attached hereto as Exhibit A (the “Lock-up Agreement”) from the Selling Stockholder and each of the persons listed on Exhibit B. Such Exhibit B lists under an appropriate caption the directors and executive officers of the Company and RGF LLC. If any additional persons shall become directors or executive officers of the Company or RGF LLC prior to the end of the Company Lock-up Period (as defined below), the Company and RGF LLC shall cause each such person, prior to or contemporaneously with their appointment or election as a director or executive officer of the Company or RGF LLC, as applicable, to execute and deliver to the Representatives a Lock-up Agreement.

(ff) Statistical and Market-Related Data. All statistical, demographic and market-related data included in the Registration Statement, the Time of Sale Prospectus or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reasonably reliable and accurate in all material respects. To the Company’s knowledge, it does not require consent of any third party for the use of such data except as already obtained.

(gg) Sarbanes-Oxley Act. The Company is in compliance in all respects with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(hh) No Unlawful Contributions or Other Payments. Neither the Company nor RGF LLC nor, to the Company’s knowledge, any employee or agent of the Company or RGF LLC, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any applicable law required to be disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(ii) Anti-Corruption and Anti-Bribery Laws. Neither the Company nor RGF LLC, nor any director or officer of the Company or RGF LLC, nor to the knowledge of the Company or RGF LLC, any employee or agent, affiliate or other person acting on behalf of the Company or RGF LLC has, in the course of its actions for, or on behalf of, the Company or RGF LLC (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made or taken any act in furtherance of an offer, promise, or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or public international organization, or any political party, party official, or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and RGF LLC and, to the knowledge of the Company and RGF LLC, the Company’s and RGF LLC’s affiliates have conducted their respective businesses in compliance with the FCPA.

(jj) Money Laundering Laws. The operations of the Company and RGF LLC are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or RGF LLC with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and RGF LLC, threatened.

(kk) Sanctions. Neither the Company nor RGF LLC, nor any of their respective directors or officers, nor, to the knowledge of the Company or RGF LLC, any employee or agent, affiliate or other person acting on behalf of the Company or RGF LLC, is currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company or RGF LLC located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, and Syria (collectively, “Sanctioned Countries”); and neither the Company nor RGF LLC will directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that at the time of such financing, is the subject or the target of Sanctions or is a Sanctioned Country, respectively, or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions. For the past five years, neither the Company nor RGF LLC has knowingly engaged in and is now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ll) Brokers. Except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or RGF LLC any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(mm) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. The Company has no reason to believe that any such statements were false or misleading.

(nn) No Outstanding Loans or Other Extensions of Credit. Neither the Company nor RGF LLC has any outstanding extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company or RGF LLC except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.

(oo) Cybersecurity. The Company’s and RGF LLC’s information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for the operation of the business of the Company and RGF LLC as currently conducted, free and clear of all material bugs, vulnerabilities, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and RGF LLC have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information, and the integrity, continuous operation and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifiable information” under the Federal Trade Commission Act, as amended; and (iii) any other piece of information that reasonably allows for the identification, contact and/or location of a particular natural person or device. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there have been no breaches, security incidents, violations, outages or unauthorized uses of or unauthorized access to the IT Systems and/or any Personal Data.

(pp) Compliance with Data Privacy Laws. The Company and RGF LLC are in compliance in all material respects with all applicable state and federal privacy, marketing, and data protection and security laws and regulations including without limitation, where applicable, the California Consumer Privacy Act, U.S. state data protection and data security regulations and breach notification laws, the CAN-SPAM Act, and the Telephone Consumer Protection Act, as well as the Company’s and RGF’s contractual obligations, the Payment Card Industry Data Security Standard, and all of the Company and RGF LLC policies related to privacy, data protection, and data security (collectively, the “Privacy Requirements”). The Company and RGF LLC have implemented and maintained steps reasonably designed to ensure compliance with all of the Company’s and RGF LLC’s privacy policies relating to the Privacy Requirements and to protect the privacy, security, and confidentiality of the IT Systems and all Personal Data. The Company and RGF LLC have obtained all necessary consents and have made disclosures to users or customers required by applicable laws and regulatory requirements, and none of such disclosures have been inaccurate or in violation of any applicable laws or regulatory requirements in any material respect. Each of the Company and RGF LLC further represents, jointly and severally, that it: (i) has not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Requirements, and has no knowledge of any event or condition that would reasonably be expected, individually or in the aggregate, to result in any such notice; (ii) is not currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Requirements; and (iii) is not a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Requirements.

(qq) Emerging Growth Company Status. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged in any Written Testing-the-Waters Communication or any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(rr) Communications. The Company (i) has not alone engaged in communications with potential investors in reliance on Section 5(d) of the Securities Act or Rule 163B of the Securities Act other than Permitted Testing-the-Waters Communications with the consent of the Representatives with entities that are QIBs or IAIs and (ii) has not authorized anyone other than the Representatives to engage in such communications; the Company confirms that the Representatives have been authorized to act on its behalf in providing Marketing Materials, and undertaking Testing-the-Waters Communications and Written Testing-the-Waters Communications; as of the Applicable Time, each Permitted Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Permitted Testing-the-Waters Communication, if any, does not, as of the date hereof, conflict with the information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus; and the Company has filed publicly on EDGAR at least 15 calendar days prior to any “road show” (as defined in Rule 433 under the Act), any confidentially submitted registration statement and registration statement amendments relating to the offer and sale of the Offered Shares.

(ss) No Rights to Purchase Preferred Stock. The issuance and sale of the Shares to be sold by the Company and the sale of the Shares to be sold by the Selling Stockholder as contemplated hereby will not cause any holder of any shares of capital stock, membership interests of RGF LLC, securities convertible into or exchangeable or exercisable for capital stock, or options, warrants or other rights to purchase capital stock or any other securities of the Company or RGF LLC, to have any right to acquire any shares of preferred stock of the Company or RGF LLC.

(tt) No Contract Terminations. Neither the Company nor RGF LLC has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any preliminary prospectus, the Prospectus or any free writing prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or RGF LLC or, to the Company’s and RGF LLC’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.

(uu) Regulatory Landscape. The statements set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Risk Factors – Risks Related to Our Regulatory Environment,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations or legal proceedings, constitute accurate summaries of the terms of such statutes, rules and regulations and legal proceedings.

(vv) FDA Compliance. Neither the Company nor RGF LLC has received any U.S. Food and Drug Administration (“FDA”) Form 483 or other notice of inspectional observations, warning letters, untitled letters, notices of non-compliance or similar written communications from the FDA, the U.S. Department of Agriculture, or any other state, federal or foreign governmental authority asserting material noncompliance with laws applicable to the manufacture, processing, storage, labeling, sale, marketing or transportation of the Company’s or RGF LLC’s products and, to the knowledge of the Company and RGF LLC, neither the FDA nor any other governmental authority has threatened the commencement of any such action.

(ww) Dividends. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, RGF LLC is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on capital stock or membership or other interests, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company.

(xx) Delivery of Certificates. Any certificate signed by any officer of the Company and/or RGF LLC and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering, or the purchase and sale, of the Offered Shares shall be deemed a representation and warranty by the Company or RGF LLC, as applicable, to each Underwriter as to the matters covered thereby.

(yy) Reliance on Representations. Each of the Company and RGF LLC has a reasonable basis for making each of the representations set forth in this Section 1. Each of the Company and RGF LLC acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

B. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents, warrants and covenants to each Underwriter as follows:

(a) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(b) The Custody Agreement and Power of Attorney. Each of (i) the Custody Agreement signed by the Selling Stockholder and [_____], as custodian (the “Custodian”), relating to the deposit of the Offered Shares to be sold by the Selling Stockholder (the “Custody Agreement”) and (ii) the Power of Attorney appointing certain individuals named therein as the Selling Stockholder’s attorneys-in-fact (each, an “Attorney-in-Fact”) to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the “Power of Attorney”) of the Selling Stockholder has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(c) Title to Offered Shares to be Sold. On the First Closing Date and each applicable Option Closing Date (as defined below) at which Optional Shares shall be sold by the Selling Stockholder, the Selling Stockholder will have, good and valid title to all of the Offered Shares subject to sale by the Selling Stockholder pursuant to this Agreement on such date and the legal right and power to sell, transfer and deliver all of the Offered Shares which may be sold by the Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder.

(d) Delivery of the Offered Shares to be Sold. Delivery of Offered Shares by the Selling Stockholder pursuant to this Agreement will pass good and valid title to such Offered Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other adverse claim.

(e) Non-Contravention; No Further Authorizations or Approvals Required. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, the charter or by-laws, partnership agreement, trust agreement or other organizational documents of the Selling Stockholder or any other agreement or instrument to which the Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in this Agreement, except (i) where the failure to obtain any such consent, approval, authorization or other order or to register or file, as the case may be, would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Selling Stockholder’s ability to perform its obligations under this Agreement, and (ii) such as may be required under the Securities Act, applicable state securities or blue sky laws and from the Nasdaq and the FINRA.

(f) No Registration, Pre-emptive, Co-Sale or Other Similar Rights. The Selling Stockholder: (i) does not have any registration or other similar rights to have any securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under “Shares Eligible for Future Sale;” (ii) does not have any preemptive right, co-sale right, right of first refusal or other similar right to purchase any of the Offered Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement, except for such rights as the Selling Stockholder has waived prior to the date hereof and are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and (iii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(g) No Further Consents, etc. Except for such consents, approvals and waivers as have been obtained by the Selling Stockholder on or prior to the date of this Agreement, no consent, approval or waiver is required under any instrument or agreement to which the Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Offered Shares which may be sold by the Selling Stockholder under this Agreement or the consummation by the Selling Stockholder of any of the other transactions contemplated hereby.

(h) Disclosure Made by the Selling Stockholder in the Prospectus. All information furnished to the Company or any Underwriter by or on behalf of the Selling Stockholder in writing expressly for use in the Registration Statement, the Time of Sale Prospectus or the Prospectus is, and on the First Closing Date and each applicable Option Closing Date will be, true, correct, and complete in all material respects, and did not, as of the Applicable Time, and on the First Closing Date and each applicable Option Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. The Selling Stockholder confirms as accurate the number of Shares set forth opposite the Selling Stockholder’s name in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Principal and Selling Stockholders” (both prior to and after giving effect to the sale of the Offered Shares).

(i) Selling Stockholder Information. To the extent that any statements or omissions made in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or any amendment or supplement thereto, are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder pursuant to Items 7 and 11(m) of Form S-1 expressly for use therein (it being understood and agreed that the only information furnished by the Selling Stockholder to the Company consists of (i) the legal name of the Selling Stockholder, (ii) the number of Shares beneficially owned by the Selling Stockholder before and after the offering, and (iii) the address and other information with respect to the Selling Stockholder (excluding percentages) which appears in the Registration Statement, the Time of Sale Prospectus or the Prospectus in the table (and corresponding footnote) under the caption “Principal and Selling Stockholders” (with respect to the Selling Stockholder, the “Selling Stockholder Information”)), such Registration Statement and Time of Sale Prospectus each did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(j) Material Information. The Selling Stockholder is not selling the Offered Shares on the basis of any material information concerning the Company or RGF LLC that is not set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(k) No Price Stabilization or Manipulation; Compliance with Regulation M. The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would reasonably be expected, individually or in the aggregate, to cause or result in stabilization or manipulation of the price of the Shares or any reference security, whether to facilitate the sale or resale of the Offered Shares or otherwise, and has taken no action which would directly or indirectly violate any provision of Regulation M.

(l) Distribution of Offering Materials by the Selling Stockholder. Prior to the later of (i) the expiration or termination of the option granted to the several Underwriters under Section 2, (ii) the completion of the Underwriters’ distribution of the Offered Shares and (iii) the expiration of 25 days after the date of the Prospectus, the Selling Stockholder has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Preliminary Prospectus, Written Testing-the-Waters Communication(s) and Marketing Materials listed on Schedule D attached hereto and the Prospectus.

(m) Sanctions. The Selling Stockholder is not currently the subject or the target of Sanctions and will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that at the time of such financing, is the subject or the target of Sanctions or is a Sanctioned Country, respectively, or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions.

Any certificate signed by the Selling Stockholder and delivered to any Underwriter or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

The Selling Stockholder has a reasonable basis for making each of the representations set forth in this Section 1(B). The Selling Stockholder acknowledges that the Underwriters and, for purposes of the opinion to be delivered pursuant to Section 6 hereof, counsel to the Selling Stockholder and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2. Purchase, Sale and Delivery of the Offered Shares.

(a) The Firm Shares. Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of [_____] Firm Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $[____] per share.

(b) The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Goodwin Procter LLP (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York City time, on [_____], 2021, or such other time and date not later than 1:30 p.m. New York City time, on [_____], 2021 as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11.

(c) The Optional Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company and the Selling Stockholder hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of [_____] Optional Shares from the Company and the Selling Stockholder at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representatives to the Company and the Selling Stockholder, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option and (ii) the time, date and place at which the Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Optional Shares). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” and shall be determined by the Representatives and shall not be earlier than two (or one if the notice of exercise is delivered prior to the First Closing Date) or later than five full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares and (b) the Company and the Selling Stockholder agree, severally and not jointly, to sell the number of Optional Shares exercised pursuant to the terms of this Agreement (subject to such adjustments to eliminate fractional shares as the Representatives may determine) and agree that the Optional Shares shall first be sold by the Selling Stockholder, up to the number of Optional Shares set forth on Schedule B opposite the name of the Selling Stockholder and second by the Company up to the number of Optional Shares set forth in the paragraph “Introductory” of this Agreement. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Stockholder.

(d) Public Offering of the Offered Shares. The Representatives hereby advise the Company and the Selling Stockholder that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

(e) Payment for the Offered Shares. (i) Payment for the Offered Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Offered Shares to be sold by the Selling Stockholder shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Custodian.

(ii) It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. Each of Jefferies and William Blair, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(iii) The Selling Stockholder hereby agrees that it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Offered Shares to be sold by the Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholder’s obligations hereunder and under the Custody Agreement.

(f) Delivery of the Offered Shares. The Company shall deliver, or cause to be delivered to the Representatives for the accounts of the several Underwriters the Firm Shares at the First Closing Date, against release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company and the Selling Stockholder shall also deliver, or cause to be delivered to the Representatives for the accounts of the several Underwriters, the Optional Shares the Underwriters have agreed to purchase from them at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor. If Jefferies so elects, delivery of the Offered Shares may be made by credit to the accounts designated by Jefferies through The Depository Trust Company’s full fast transfer or DWAC programs. If Jefferies so elects, the Offered Shares shall be registered in such names and denominations as the Representatives shall have requested in writing at least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the applicable Option Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

Section 3.

A. Additional Covenants of the Company and RGF LLC. Each of the Company and RGF LLC, jointly and severally, further covenants and agrees with each Underwriter as follows:

(a) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Representatives’ Review of Proposed Amendments and Supplements. During the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (i) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) will not amend or supplement the Registration Statement without the Representatives’ prior written consent. Prior to amending or supplementing any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) Free Writing Prospectuses. The Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representatives’ prior written consent. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representatives’ prior written consent.

(d) Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(e) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Shares at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company shall (subject to Section 3A(b) and Section 3A(c) hereof) promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the information contained in the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) Certain Notifications and Required Actions. After the date of this Agreement, the Company shall promptly advise the Representatives in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order as promptly as reasonably practicable. Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433 and Rule 430A under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(g) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, the Company agrees (subject to Section 3A(b) and Section 3A(c) hereof) to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law. Neither the Representatives’ consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3A(b) or Section 3A(c).

(h) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws (or other foreign laws) of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof as promptly as reasonably practicable.

(i) Use of Proceeds. Each of the Company and RGF LLC shall apply the net proceeds from the sale of the Offered Shares sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(j) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(k) Earnings Statement. The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(l) Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Shares as contemplated by this Agreement, the other Transaction Documents, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and the Nasdaq all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Offered Shares as may be required under Rule 463 under the Securities Act.

(m) Listing. The Company will use its best efforts to list, subject to notice of issuance, the Offered Shares on the Nasdaq.

(n) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. If requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Offered Shares. As used herein, the term “electronic Prospectus” means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, reasonably satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, reasonably satisfactory to Jefferies, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time).

(o) Agreement Not to Offer or Sell Additional Shares or Other Related Securities. During the period commencing on and including the date hereof and continuing through and including the 180th day following the date of the Prospectus (such period, as extended as described below, being referred to herein as the “Lock-up Period”), neither the Company nor RGF LLC will, without the prior written consent of Jefferies (which consent may be withheld in its sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Common Stock or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any Common Stock or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Common Stock or Related Securities; (iv) in any other way transfer or dispose of any Common Stock or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Common Stock or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Common Stock or Related Securities; (vii) submit or file any registration statement under the Securities Act in respect of any Common Stock or Related Securities (other than as contemplated by this Agreement with respect to the Offered Shares); (viii) effect a reverse stock split, recapitalization, share consolidation, reclassification or similar transaction affecting the outstanding Common Stock; or (ix) publicly announce the intention to do any of the foregoing; provided, however, that the Company and RGF LLC may (A) effect the transactions contemplated hereby and by the Reorganization, including the transfer or redemption of RGF LLC securities and the issuance of Common Stock pursuant to the Reorganization and the Exchange Agreement, (B) issue Common Stock or membership interests of RGF LLC, or options to purchase Common Stock or membership interests of RGF LLC, or issue Common Stock or membership interests of RGF LLC upon exercise of options, or pursuant to any stock option or other stock plan or arrangement described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, but only if the holders of such Common Stock, membership interests of RGF LLC or options agree in writing with the Underwriters not to sell, offer, dispose of or otherwise transfer any such Common Stock, membership interests of RGF LLC or options during such Lock-up Period without the prior written consent of Jefferies (which consent may be withheld in its sole discretion), (C) file one or more registration statements on Form S-8 with respect to any Shares or Related Securities issued or issuable pursuant to any stock option, or other stock plan or arrangement described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, (D) issue Shares in connection with the acquisition or license by the Company of the securities, business, property or other assets of another person or business entity or pursuant to any employee benefit plan assumed by the Company in connection with any such merger or acquisition, and (E) issue Shares or Related Securities in connection with any merger, joint venture, commercial relationship or other strategic or collaborative transactions; provided that, in the case of the immediately preceding clauses (D) and (E), (x) the aggregate number of Shares issued or underlying such Related Securities issued in connection with all such acquisitions and other transactions does not exceed 5.0% of the aggregate number of Shares outstanding immediately following the consummation of the offering of the Offered Shares pursuant to this Agreement and (y) the recipients of the Shares or Related Securities agree in writing to be bound by the same terms described in the agreement attached hereto as Exhibit A. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Common Stock or membership interests of RGF LLC, or any other securities exchangeable or exercisable for or convertible into Common Stock or membership interests of RGF LLC, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Common Stock or membership interests in RGF LLC.

(p) Future Reports to the Representatives. During the period of five years hereafter, the Company and RGF LLC will furnish to the Representatives, c/o Jefferies, at 520 Madison Avenue, New York, New York 10022, Attention: Global Head of Syndicate and c/o William Blair & Company, L.L.C., 150 North Riverside Plaza, Chicago, Illinois 60606, Fax: 312-551-4646, Attention: Equity Capital Markets: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company and RGF LLC containing the balance sheet of the Company and RGF LLC as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s and RGF LLC’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company furnished or made available generally to holders of its capital stock; provided, however, that the requirements of this Section 3A(p) shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR.

(q) Investment Limitation. Neither Company nor RGF LLC shall invest or otherwise use the proceeds received by the Company from its sale of the Offered Shares in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(r) No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(s) Enforce Lock-Up Agreements. During the Lock-up Period, the Company and RGF LLC will enforce all agreements between the Company, RGF LLC and any of holders of Common Stock or membership interests of RGF LLC that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Shares or Related Securities or any of the other actions restricted or prohibited under the terms of the Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company and RGF LLC that are bound by the Lock-up Agreements for the duration of the periods contemplated in such agreements.

(t) Company to Provide Interim Financial Statements. Prior to the First Closing Date and each applicable Option Closing Date, the Company and RGF LLC will furnish the Underwriters, as soon as they have been prepared by or are available to the Company and RGF LLC, a copy of any unaudited interim financial statements of the Company and RGF LLC for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

(u) Amendments and Supplements to Permitted Testing-the Waters Communications. If at any time following the distribution of any Permitted Testing-the-Waters Communication, there occurred or occurs an event or development as a result of which such Permitted Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Permitted Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(v) Emerging Growth Company Status. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) the time when a prospectus relating to the Offered Shares is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (ii) the expiration of the Lock-Up Period.

(w) Announcement Regarding Lock-ups. The Company agrees to announce the Underwriters’ intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any Lock-Up Agreement, by issuing, through a major news service, a press release in form and substance satisfactory to the Jefferies or, if consented to by Jefferies, in a registration statement that is publicly filed in connection with a secondary offering of the Company’s shares promptly following the Company’s receipt of any notification from Jefferies in which such intention is indicated, but in any case not later than the close of the third business day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent Jefferies, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; and provided, further, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a Lock-Up Agreement in the form set forth as Exhibit A hereto.

B. Covenants of the Selling Stockholder. The Selling Stockholder further covenants and agrees with each Underwriter:

(a) Agreement Not to Offer or Sell Additional Shares or Other Related Securities. The Selling Stockholder has furnished to the Underwriters a Lock-up Agreement in substantially the form attached hereto as Exhibit A.

(b) No Stabilization or Manipulation; Compliance with Regulation M. The Selling Stockholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Selling Stockholder will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(c) Notification. The Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), of any material change in information in the Registration Statement, any preliminary prospectus, any free writing prospectus, the Prospectus or any amendment or supplement thereto relating to the Selling Stockholder Information.

(d) Delivery of Forms W-8 and W-9. To deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9.

The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company or the Selling Stockholder of any one or more of the foregoing covenants or extend the time for their performance.

Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder (which, for the avoidance of doubt, shall not include any underwriting discounts owed by the Selling Stockholder to the Underwriters hereunder or any taxes incident to the sale and delivery of the Optional Shares to be sold by the Selling Stockholder to the Underwriters hereunder) and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriters, (iv) all fees and expenses of the Company’s and RGF LLC’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, each Permitted Testing-the-Waters Communication, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, and the reasonable and documented attorneys’ fees and expenses incurred by the Company, RGF LLC or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, and the reasonable and documented costs of preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper”, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Offered Shares, including any related filing fees and the reasonable and documented legal fees of, and disbursements by, counsel to the Underwriters in an amount not to exceed $25,000, (viii) the costs and expenses of the Company relating to investor presentations on any “road show”, any Permitted Testing-the-Waters Communication or any Testing-the-Waters Communication undertaken in connection with the offering of the Offered Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company or RGF LLC and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the fees and expenses associated with listing the Offered Shares on the Nasdaq, and (x) all other fees, costs and expenses of the nature referred to in Item 13 of Part II of the Registration Statement. Except as provided in this Section 4 or in Section 7, Section 9 or Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

The Selling Stockholder further agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of his obligations under this Agreement that are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for the Selling Stockholder, (ii) fees and expenses of the Custodian and the Attorneys-in-Fact (to the extent applicable), and (iii) expenses and taxes incident to the sale and delivery of the Offered Shares to be sold by the Selling Stockholder to the Underwriters hereunder.

This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholder, on the other hand.

Section 5. Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company and RGF LLC not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).

Section 6. Conditions of the Obligations of the Underwriters. The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, each Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company, RGF LLC and the Selling Stockholder set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Shares, as of each Option Closing Date as though then made, to the timely performance by each of the Company, RGF LLC and the Selling Stockholder of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Comfort Letter. On the date hereof, the Representatives shall have received from Grant Thornton LLP, independent registered public accountants for the Company and RGF LLC, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date:

(i) The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective.

(ii) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(iii) FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date:

(i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change; and

(ii) there are no debt securities or preferred stock issued or guaranteed by the Company that are rated by a “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) under the Exchange Act.

(d) Opinion of Counsel for the Company and RGF LLC. On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion and negative assurance letter of Stradling Yocca Carlson & Rauth, P.C., counsel for the Company and RGF LLC, dated as of such date, in form and substance satisfactory to the Underwriters.

(e) Opinion of Counsel for the Underwriters. On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion and negative assurance letter of Goodwin Procter LLP, counsel for the Underwriters in connection with the offer and sale of the Offered Shares, in form and substance satisfactory to the Underwriters, dated as of such date.

(f) Officers’ Certificate. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer or President of each of the Company and RGF LLC and the Chief Financial Officer of each of the Company and RGF LLC, dated as of such date, to the effect set forth in Section 6(b)(ii) and further to the effect that:

(i) for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company and RGF LLC set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date; and

(iii) each of the Company and RGF LLC has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.

(g) Bring-down Comfort Letter. On each of the First Closing Date and each Option Closing Date the Representatives shall have received from Grant Thornton LLP, independent registered public accountants for the Company and RGF LLC, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (i) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (ii) cover certain financial information contained in the Prospectus.

(h) Opinion of Counsel for the Selling Stockholder. On each of the First Closing Date and each Option Closing Date at which Optional Shares shall be sold by the Selling Stockholder, as applicable, the Representatives shall have received the opinion of Stradling Yocca Carlson & Rauth, P.C., counsel for the Selling Stockholder, dated as of such date, in form and substance satisfactory to the Underwriters.

(i) Selling Stockholder’s Certificate. On each of the First Closing Date and each Option Closing Date at which Optional Shares shall be sold by the Selling Stockholder, as applicable, the Representatives shall receive a written certificate executed by the Attorney-in-Fact of the Selling Stockholder, dated as of such date, to the effect that:

(i) the representations, warranties and covenants of the Selling Stockholder set forth in Section 1(B) of this Agreement are true and correct with the same force and effect as though expressly made by the Selling Stockholder on and as of such date; and

(ii) the Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

(j) Selling Stockholder’s Documents. On the date hereof, the Selling Stockholder shall have furnished for review by the Representatives copies of the Power of Attorney and Custody Agreement executed by the Selling Stockholder and such further information, certificates and documents as the Representatives may reasonably request.

(k) Lock-Up Agreements. On or prior to the date hereof, the Company and RGF LLC shall have furnished to the Representatives an agreement in the form of Exhibit A hereto from each of the persons listed on Exhibit B, and each such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.

(l) Reorganization Transaction. The Reorganization Transaction shall have been completed as described in the Prospectus and, as of the First Closing Date: (i) the Transaction Documents shall have been executed and delivered and (ii) the Amended and Restated Charter shall have been filed with the Secretary of the State of Delaware and shall be in full force and effect.

(m) Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

(n) Approval of Listing. At the First Closing Date, the Offered Shares shall have been approved for listing on the Nasdaq, subject only to official notice of issuance.

(o) CFO Certificate. On the date of this Agreement and on the First Closing Date or the applicable Option Closing Date, as the case may be, each of the Company and RGF LLC shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer with respect to the accuracy of certain financial data contained in the Time of Sale Prospectus and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(p) Additional Documents. On or before each of the First Closing Date and each Option Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice from the Representatives to the Company, RGF LLC and the Selling Stockholder at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 7. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 6, Section 11 or Section 12, or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company, RGF LLC or the Selling Stockholder to perform any agreement herein or to comply with any provision hereof, each of the Company and RGF LLC agrees, jointly and severally, to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all documented out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares including, but not limited to, the reasonably incurred and documented fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8. Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 9. Indemnification.

(a) Indemnification of the Underwriters by the Company and RGF LLC. Each of the Company and RGF LLC agrees, jointly and severally, to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Offered Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company or RGF LLC), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (A) (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any Marketing Material, any Written Testing-the-Waters Communication or the Prospectus (or any amendment or supplement to the foregoing), or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above, or (B) the violation of any laws or regulations of foreign jurisdictions where Offered Shares have been offered or sold; and to reimburse each Underwriter and each such affiliate, director, officer, employee, agent and controlling person for any and all reasonable and documented expenses (including the reasonable and documented fees and disbursements of counsel) as such expenses are incurred by such Underwriter or such affiliate, director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by the Representatives in writing expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any such free writing prospectus, any Marketing Material, any Written Testing-the-Waters Communication or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the information described in Section 9(b) below. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company or RGF LLC may otherwise have.

(b) Indemnification of the Underwriters by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Offered Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Selling Stockholder), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433 of the Securities Act, any Written Testing-the-Waters Communication or the Prospectus (or any such amendment or supplement) or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus, the Time of Sale Prospectus, such free writing prospectus, such Written Testing-the-Waters Communication or the Prospectus (or any such amendment or supplement), in reliance upon and in conformity with information relating to the Selling Stockholder furnished to the Company by the Selling Stockholder in writing expressly for use therein. Each of the Underwriters hereby acknowledges that the only information that the Selling Stockholder has furnished to the Company in writing expressly for use in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433 of the Securities Act, any Written Testing-the-Waters Communication or the Prospectus (or any such amendment or supplement) is the Selling Stockholder Information. The aggregate liability of the Selling Stockholder under the indemnification provisions contained in this paragraph and the contribution provisions in Section 10 shall be limited to an amount equal to the net proceeds of the Offered Shares received by the Selling Stockholder under this Agreement (the “Selling Stockholder Net Proceeds”).

(c) Indemnification of the Company, RGF LLC, the Company’s Directors and Officers, and the Selling Stockholder. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and RGF LLC, each of the Company’s directors, each of the Company’s officers who signed the Registration Statement, the Selling Stockholder and each person, if any, who controls the Company, RGF LLC or the Selling Stockholder within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, RGF LLC, or any such director, officer, the Selling Stockholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433 of the Securities Act, any Written Testing-the-Waters Communication or the Prospectus (or any such amendment or supplement) or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus, the Time of Sale Prospectus, such free writing prospectus, such Written Testing-the-Waters Communication or the Prospectus (or any such amendment or supplement), in reliance upon and in conformity with information relating to such Underwriter furnished to the Company by the Representatives in writing expressly for use therein; and to reimburse the Company, RGF LLC, or any such director, officer, the Selling Stockholder or controlling person for any and all reasonable and documented expenses (including the reasonable and documented fees and disbursements of counsel) as such expenses are incurred by the Company, RGF LLC, or any such director, officer, the Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company, RGF LLC and the Selling Stockholder hereby acknowledges that the only information that the Representatives have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any Written Testing-the-Waters Communication or the Prospectus (or any amendment or supplement to the foregoing) are the statements set forth in the first sentence of the third paragraph, the concession and reallowance figures in the first and second sentences of the fifth paragraph, the first sentence of the sixteenth paragraph and the first sentence of the twenty-first paragraph under the caption “Underwriting” in the Preliminary Prospectus and the Prospectus. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party to the extent the indemnifying party is not materially prejudiced as a proximate result of such failure and shall not in any event relieve the indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election to so assume the defense of such action and approval by the indemnified party of counsel, such approval not to be unreasonably withheld or delayed, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with one local counsel in each relevant jurisdiction) for the indemnified parties shall be selected by Jefferies (in the case of counsel for the indemnified parties referred to in Section 9(a) or 9(b) above) or by the Company or RGF LLC (in the case of counsel for the indemnified parties referred to in Section 9(c) above) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(e) Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the reasonable and documented fees and expenses of counsel as contemplated by Section 9(d) hereof, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(f) Notwithstanding anything to the contrary in this Agreement, (i) the aggregate liability of the Selling Stockholder under the indemnity agreements in this Section 9 and the contribution agreements in Section 10 shall not exceed the Selling Stockholder Net Proceeds and (ii) the provisions contained in this Section 9 and Section 10 shall not affect any agreement among the Company and the Selling Stockholder with respect to indemnification or contribution.

Section 10. Contribution. If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, RGF LLC or the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, RGF LLC or the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, RGF LLC and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholder, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus, bear to the aggregate initial public offering price of the Offered Shares as set forth on such cover. The relative fault of the

Company, RGF LLC or the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, RGF LLC or the Selling Stockholder, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(d) for purposes of indemnification.

The Company, RGF LLC, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Offered Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A. For purposes of this Section 10, each affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 11. Default of One or More of the Several Underwriters. If, on the First Closing Date or any Option Closing Date any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Shares to be purchased on such date, the Representatives may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Offered Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Option Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Shares and the aggregate number of Offered Shares with respect to which such default occurs exceeds 10% of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 12. Termination of this Agreement. Prior to the purchase of the Firm Shares by the Underwriters on the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company, RGF LLC and the Selling Stockholder if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq, or trading in securities generally on either the Nasdaq or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges; (ii) a general banking moratorium shall have been declared by any of federal, New York, New Jersey or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in the United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company or RGF LLC shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company or RGF LLC regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company, RGF LLC or the Selling Stockholder to any Underwriter, except that the Company and RGF LLC shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 4 or Section 7 hereof or (b) any Underwriter to the Company or the Selling Stockholder; provided, however, that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 13. No Advisory or Fiduciary Relationship. Each of the Company, RGF LLC and the Selling Stockholder acknowledge and agree that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, RGF LLC and the Selling Stockholder, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or the Selling Stockholder or the Company’s other stockholders, RGF LLC or holders of its membership interests, or the creditors or employees of the Company or RGF LLC, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company, RGF LLC or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, RGF LLC or the Selling Stockholder on other matters) and no Underwriter has any obligation to the Company, RGF LLC or the Selling Stockholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, RGF LLC and the Selling Stockholder, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company, RGF LLC and the Selling Stockholder have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

Section 14. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of RGF LLC, of their respective officers, of the Selling Stockholder and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company, or RGF LLC, or any of its or their partners, officers or directors, or any controlling person, or the Selling Stockholder, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

Section 15. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:	Jefferies LLC
520 Madison Avenue
New York, New York 10022
Facsimile: (646) 619-4437
Attention: General Counsel

William Blair & Company, L.L.C.
150 North Riverside Plaza
Chicago, Illinois 60606
Attention: Equity Capital Markets

with a copy to:	Goodwin Procter LLP
601 Marshall Street
Redwood City, California 94063
Attention: Bradley Weber

If to the Company or RGF LLC:	The Real Good Food Company, Inc.
3 Executive Campus, Suite 55
Cherry Hill, NJ 08002
Attention: Bryan Freeman, Gerard Law

with a copy to:	Stradling Yocca Carlson & Rauth P.C.
660 Newport Center Drive, Suite 1600
Newport Beach, CA 92660
Attention: Ryan C. Wilkins

If to the Selling Stockholder:	Josh Schreider
[***]
[***]

with a copy to:	Stradling Yocca Carlson & Rauth P.C.
660 Newport Center Drive, Suite 1600
Newport Beach, CA 92660
Attention: Ryan C. Wilkins

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 9 and Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Offered Shares as such from any of the Underwriters merely by reason of such purchase.

Section 17. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 18. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 19. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 20. Failure of the Selling Stockholder to Sell and Deliver Offered Shares. If the Selling Stockholder shall fail to sell and deliver to the Underwriters the Offered Shares to be sold and delivered by the Selling Stockholder at the First Closing Date or the applicable Option Closing Date pursuant to this Agreement, then the Underwriters may, at their option, by written notice from the Representatives to the Company and the Selling Stockholder, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Section 4, Section 7, Section 9 and Section 10 hereof, the Company, or (ii) purchase the shares which the Company has agreed to sell and deliver in accordance with the terms hereof. If the Selling Stockholder shall fail to sell and deliver to the Underwriters the Offered Shares to be sold and delivered by the Selling Stockholder pursuant to this Agreement at the First Closing Date or the applicable Option Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholder, to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

Section 21. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 and Section 10 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, RGF LLC, their affairs and their business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.

(Remainder of page intentionally left blank)

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and RGF LLC the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

THE REAL GOOD FOOD COMPANY, INC.

By:
Name: Gerard G. Law
Title: Chief Executive Officer

REAL GOOD FOODS, LLC

By:
Name: Gerard G. Law
Title: Chief Executive Officer

[ON BEHALF OF THE] SELLING STOCKHOLDER

By:
Name: Ryan C. Wilkins
Title: Attorney-in-Fact

Signature Page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in New York, New York as of the date first above written.

JEFFERIES LLC

WILLIAM BLAIR & COMPANY, L.L.C.

Acting individually and as Representatives

of the several Underwriters named in

the attached Schedule A.

JEFFERIES LLC

By:
Name:
Title:

WILLIAM BLAIR & COMPANY, L.L.C.

By:
Name:
Title:

Signature Page to Underwriting Agreement

Schedule A

Underwriters	Number of Firm Shares to be Purchased
Jefferies LLC	[_____	]
William Blair & Company, L.L.C.	[_____	]
Truist Securities, Inc.	[_____	]
Nomura Securities International, Inc.	[_____	]

Total	[_____	]

Schedule B

Selling Stockholder	Maximum Number of Optional Shares to be Purchased
Josh Schreider	[_____	]

Schedule C

Free Writing Prospectuses Included in the Time of Sale Prospectus

[_____]

Schedule D

Permitted Testing-the-Waters Communications

[_____]

Exhibit A

Form of Lock-up Agreement

______________, 2021

Jefferies LLC

William Blair & Company, L.L.C.

    As Representatives of the Several Underwriters

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

and

c/o William Blair & Company, L.L.C.

150 North Riverside Plaza

Chicago, Illinois 60606

RE:	The Real Good Food Company, Inc. (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of shares of Common Stock (as defined in Annex A hereto). The Company proposes to conduct a public offering (the “Offering”) of shares of Class A common stock, par value $0.0001 per share, of the Company (collectively, the “Class A Common Stock”) for which Jefferies LLC (“Jefferies”) and William Blair & Company, L.L.C. (“William Blair”) will act as the representatives (the “Representatives”) of the several underwriters for the proposed Offering (the “Underwriters”). The undersigned recognizes that the Offering will benefit each of the Company, The Real Good Food Company LLC (“RGF LLC”) and the undersigned. The undersigned acknowledges that the Underwriters are relying on the representations and agreements of the undersigned contained in this letter agreement (this “Agreement”) in conducting the Offering and, at a subsequent date, in entering into an underwriting agreement (the “Underwriting Agreement”) and other underwriting arrangements with the Company and RGF LLC with respect to the Offering.

Annex A sets forth definitions for capitalized terms used in this Agreement that are not defined in the body of this Agreement. Those definitions are a part of this Agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and, if the undersigned is a natural person, will cause any Family Member not to), without the prior written consent of Jefferies, which may withhold its consent in its sole discretion:

1

•

Sell or Offer to Sell any Common Stock or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member,

•	enter into any Swap,

•

make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Common Stock or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to the registration of the offer and sale of the Class A Common Stock, and the sale of the Class A Common Stock to the Underwriters, in each case as contemplated by the Underwriting Agreement. In addition, the foregoing restrictions shall not apply to:

i.	transactions relating to Common Stock or Related Securities acquired in the Offering or in open market transactions after the completion of the Offering;

ii.	transfers of Common Stock or Related Securities by bona fide gift, including, without limitation, to a charitable organization;

iii.

transfers of Common Stock or Related Securities by will or intestate succession to the legal representative, heir, beneficiary or any Family Member of the undersigned, or to a trust whose beneficiaries consist exclusively of one or more of the undersigned and/or a Family Member;

iv.

transfers or dispositions of Common Stock or Related Securities to a Family Member, a trust exclusively formed for the direct or indirect benefit of the undersigned or a Family Member or any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which, in each case, are held by the undersigned or any Family Member;

v.	transfers of Common Stock or Related Securities by operation of law pursuant to a qualified domestic order or other court order or in connection with a divorce settlement;

vi.

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, distributions or transfers of Common Stock or Related Securities to (x) another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act) of the undersigned, (y) any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (z) limited partners, general partners, members, managers, managing members, stockholders or other equity holders of the undersigned or of the entities described in the preceding clauses (x) and (y);

vii.

issuances of shares of Common Stock to the undersigned upon exercise or conversion of outstanding Related Securities disclosed in the registration statement for the Offering as described in the registration statement; and

viii.

transfers of Common Stock or Related Securities pursuant to a change of control of the Company (meaning the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company) after the Offering that has been approved by the independent members of the Company’s board of directors, provided, that in the event that such change of control is not completed, the Common Stock or Related Securities owned by the undersigned shall remain subject to the restrictions herein.

2

Notwithstanding the foregoing, it shall be a condition to any such transfer or distribution provided in:

a.

clauses (ii), (vi) and (vii), that no filing under Section 16(a) of the Exchange Act, reporting such transfer of the undersigned’s shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs);

b.	clauses (ii) through (vi), that such transfer shall not involve a disposition for value;

c.

clauses (ii), (iii), (iv) and (vi), each transferee or distributee executes and delivers to the Representatives an agreement in form and substance satisfactory to the Representatives stating that such transferee or distributee is receiving and holding such Common Stock and/or Related Securities subject to the provisions of this Agreement and agrees not to Sell or Offer to Sell such Common Stock and/or Related Securities, engage in any Swap or engage in any other activities restricted under this Agreement except in accordance with this Agreement (as if such transferee or distributee had been an original signatory hereto);

d.

clause (v), the undersigned shall use its reasonable efforts to have the transferee execute and deliver to the Representatives an agreement in form and substance satisfactory to the Representatives stating that such transferee is receiving and holding such Common Stock and/or Related Securities subject to the provisions of this Agreement and agrees not to Sell or Offer to Sell such Common Stock and/or Related Securities, engage in any Swap or engage in any other activities restricted under this Agreement except in accordance with this Agreement (as if such transferee or distributee had been an original signatory hereto);

e.	clause (vii), any shares of Common Stock received by the undersigned upon such exercise or conversion shall be subject to the restrictions on transfer set forth in this Agreement; and

f.

clauses (i) through (vi) that, prior to the expiration of the Lock-Up Period, if any public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) is required (and, for the avoidance of doubt, is permitted pursuant to clauses (a) through (e) above), reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer, such disclosure or filing shall indicate, by footnote disclosure or otherwise, the nature and purpose of the transaction; and provided that the undersigned does not otherwise voluntarily effect any other public filing or report regarding such transfers during the Lock-up Period.

Furthermore, notwithstanding the restrictions imposed by this Agreement, the undersigned may establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act (a “10b5-1 Plan”) for the transfer of Common Stock, provided that such 10b5-1 Plan shall not provide for or permit any transfers, sales or other dispositions of Common Stock during the Lock-up Period and, the entry into such 10b5-1 Plan is not publicly disclosed, including in any public announcement or filing under the Exchange Act during the Lock-up Period.

The Underwriters further agree that, if and to the extent they release any officer or director of the Company, or holder of Common Stock and/or any Related Securities (in each case, when released, a “Releasee”), from any existing lock-up restriction contemplated within this Agreement, then this Agreement shall be automatically modified without further action to release a portion of the shares of Common Stock held by the undersigned (on a pro rata basis with all other record or beneficial holders of similarly restricted securities of the Company based on the maximum percentage of shares held by any such record or beneficial holder being released from such holder’s lock-up agreement) from the restrictions imposed by this Agreement so that the restrictions of this Agreement are no less favorable to the undersigned than the agreement applicable to the Releasee. Upon any such automatic modification of this Agreement, the Company shall notify the undersigned of such modification in writing as promptly as reasonably practicable and in any event at least 12 hours prior to the open of the trading markets on the date such waiver, termination or suspension is to take effect.

3

Notwithstanding anything to the contrary, in the event that the Company and/or the Underwriters in connection with the Offering agree to allow any holder of Common Stock and/or any Related Securities to hold is Common Stock and/or any Related Securities subject to lock-up restrictions that are more favorable to such holder than the lock-up restrictions applicable to the Common Stock and/or any Related Securities held by the undersigned pursuant to his Agreement, then this Agreement shall be automatically modified without further action to conform to the more favorable lock-up restrictions applicable to the Common Stock and/or any Related Securities held by such holder.

The effectiveness of this Agreement is subject to the execution of substantially similar agreements by all directors, officers, and holders of Common Stock and/or any Related Securities as of the date of this Agreement.

If the undersigned is an officer or director of the Company or RGF LLC, the undersigned further agrees that the foregoing provisions shall be equally applicable to any Company-directed Common Stock the undersigned may purchase or otherwise receive in the Offering (including pursuant to a directed share program, if any).

In addition, if the undersigned is an officer or director of the Company, (i) Jefferies agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Common Stock, Jefferies will notify the Company of the impending release or waiver, and (ii) the Company (in accordance with the provisions of the Underwriting Agreement) will announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Jefferies hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement that are applicable to the transferor to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Common Stock or Related Securities held by the undersigned and the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any Common Stock and/or any Related Securities owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Class A Common Stock. The undersigned will not take, directly or indirectly, any such action.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

4

Whether or not the Offering occurs as currently contemplated or at all depends on market conditions and other factors. The Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company, RGF LLC and the Underwriters.

Notwithstanding anything to the contrary contained herein, this Agreement will automatically, and without any action on the part of any other party, terminate and the undersigned shall be released from all obligations under this Agreement upon the earliest to occur, if any, of (i) prior to the execution of the Underwriting Agreement, the Company, on the one hand, or the Representatives, on the other hand, notifies the other in writing that it does not intend to proceed with the Offering, (ii) the Company files an application to withdraw the registration statement related to the Offering, (iii) the Underwriting Agreement being terminated following execution of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to payment for and delivery of the Common Stock to be sold thereunder or (iv) December 31, 2021 if the Underwriting Agreement has not been executed by such date (provided that the Company may by written notice to the undersigned prior to December 31, 2021, extend such date for a period of up to 30 additional days).

This Agreement and the termination or expiration hereof shall not limit the effect of additional restrictions on transfer imposed on Common Stock and Related Securities as may be in effect from time to time, including, without limitations, restrictions set forth in the Operating Agreement of RGF LLC.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this Agreement. This Agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Any signature hereto may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any signature so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Signature page follows.

5

Signature

Printed Name of Person Signing

(Indicate capacity of person signing if

signing as custodian or trustee, or on behalf

of an entity)

Signature Page to Lock-up Agreement

Annex A

Certain Defined Terms

Used in Lock-up Agreement

For purposes of the Agreement to which this Annex A is attached and of which it is made a part:

“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

“Class B Common Stock” shall mean Class B common stock of the Company, par value $0.0001 per share.

“Common Stock” shall mean, collectively (a) the Class A Common Stock to be outstanding after giving effect to the sales contemplated by the Underwriting Agreement and (b) the Class B Common Stock.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the date that is 180 days after the date of the Prospectus (as such term will be defined in the Underwriting Agreement).

“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

“Related Securities” shall mean any of the following (a) membership interests of RGF LLC, (b) options, warrants or other rights to acquire Common Stock or membership interests of RGF LLC, or (c) any securities exchangeable or exercisable for or convertible into Common Stock, membership interests of RGF LLC, or other securities, rights to acquire, or other rights ultimately exchangeable or exercisable for or convertible into Common Stock or membership interests of RGF LLC.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Sell or Offer to Sell” shall mean to:

•	sell, offer to sell, contract to sell or lend,

•	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position

•	pledge, hypothecate or grant any security interest in, or

•	in any other way transfer or dispose of,

in each case whether effected directly or indirectly.

“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Common Stock or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this Agreement.

Exhibit B

Directors, Officers and Others

Signing Lock-up Agreement

Non-Employee Directors:

Deanna T. Brady

George F. Chappelle, Jr.

Gil B. de Cardenas

Mark J. Nelson

Officers:

Bryan Freeman

Gerard G. Law

Akshay Jagdale

Andrew J. Stiffelman

Selling Stockholder:

Josh Schreider

Others:

Holders of substantially all of our outstanding Common Stock or membership interests of RGF LLC or any other securities convertible into or exchangeable for shares of our Common Stock or membership interests of RGF LLC